--------------------------------------------------------------------------------
                                 ANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                                     New England
                                Bond Income Fund

                                [graphic omitted]
                                      Where
                                 The Best Minds
                                     Meet(R)

-----------------
DECEMBER 31, 1998
-----------------

                                                                   FEBRUARY 1999
-------------------------------------------------------------------------------

[Photo of Bruce R. Speca]

"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular, year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a `value' rather than a `growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's 500 Stock Index --a market value-weighted, unmanaged index of common stock prices for 500 selected stocks -- came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

    Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO


PROGRESS ON THE Y2K FRONT
--------------------------------------------------------------------------------
New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

--------------------------------------------------------------------------------
                          NEW ENGLAND BOND INCOME FUND
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------

PUTTING PERFORMANCE IN PERSPECTIVE

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. It is not possible to invest directly in an index. Unlike a fund, the index is unmanaged, and does not have expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

In the past, the Lehman Intermediate Government/Corporate Bond Index served as a benchmark for New England Bond Income Fund. Going forward the Fund's performance will be compared against a new benchmark -- the Lehman Aggregate Bond Index. While no benchmark is a perfect match for a managed fund, the Lehman Aggregate Bond Index better reflects the bond characteristics that may be represented in the Fund than does the Lehman Intermediate Government/Corporate Bond Index.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in the New England Bond Income Fund from 12/31/88 compared to the Lehman Aggregate Bond Index (4) and the Lehman Intermediate
Government/Corporate Bond Index(5). The data points from the graph are as follows:]

                                               LEHMAN           LEHMAN
                   NAV(1)      WITH MSC(2)    AGGREGATE(4)    INTMDT G/C(5)
------------------------------------------------------------------------
12/31/1988       $10,000       $9,550          $10,000          $10,000
      1989       $11,189       $10,685         $11,453          $11,277
      1990       $12,026       $11,485         $12,479          $12,310
      1991       $14,206       $13,567         $14,476          $14,110
      1992       $15,263       $14,576         $15,547          $15,121
      1993       $17,101       $16,331         $17,063          $16,451
      1994       $16,376       $15,639         $16,565          $16,133
      1995       $19,777       $18,887         $19,624          $18,606
      1996       $20,687       $19,756         $20,337          $19,360
      1997       $22,971       $21,937         $22,299          $20,883
      1998       $24,804       $23,688         $24,237          $22,646


This illustration represents past performance of Class A shares and cannot predict future results. Class B, C and Y performance will differ based on differences in inception date, fees and sales charges. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. All Index and Fund performance assumes reinvestment of dividends.

--------------------------------------------------------------------------------
                          NEW ENGLAND BOND INCOME FUND
--------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/98
--------------------------------------------------------------------------------
  CLASS A (Inception 11/7/73) 1 YEAR          5 YEARS            10 YEARS
   Net Asset Value(1)           8.0%             7.7%              9.5%
   With Max. Sales Charge(2)    3.2              6.7               9.0
--------------------------------------------------------------------------------
  CLASS B (Inception 9/13/93) 1 YEAR          5 YEARS         SINCE INCEPTION
   Net Asset Value(1)           7.2%             6.9%              6.4%
   With CDSC(3)                 2.2              6.6               6.2
--------------------------------------------------------------------------------
  CLASS C (Inception 12/30/94) 1 YEAR      SINCE INCEPTION
   Net Asset Value(1)           7.2%             9.7%
   With CDSC(3)                 6.2              9.7
--------------------------------------------------------------------------------
  CLASS Y (Inception 12/30/94) 1 YEAR      SINCE INCEPTION
   Net Asset Value(1)           8.2%            11.1%
--------------------------------------------------------------------------------

                                                                            SINCE FUND'S    SINCE FUND'S
                                                                              CLASS B       CLASS C & Y
  COMPARATIVE PERFORMANCE                  1 YEAR    5 YEARS   10 YEARS      INCEPTION       INCEPTION
   Lehman Aggregate Bond Index(4)           8.7%      7.3%       9.3%           6.9%           10.0%
   Lehman Int. Govt./Corp. Bond Index(5)    8.4        6.6        8.5           6.3             8.9
   Lipper Int. Invest. Grade Debt Avg.(6)   7.2        6.4        8.3           6.0             8.9
   Morningstar Int. Bond Average(7)         7.4        6.4        8.5           6.0             9.0
-------------------------------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available only to certain institutional investors.

NOTES TO CHARTS

(1) Net Asset Value (NAV) performance -- assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance -- assumes reinvestment of all distributions and reflects the maximum sales charge of 4.5% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance for Class B shares assumes that a maximum 5% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.

(4) Lehman Aggregate Bond Index is an unmanaged market-weighted aggregate index of nearly all debt issued by the U.S. Treasury, U.S. Government agencies and U.S. corporations rated investment-grade, and U.S. agency debt backed by mortgage pools. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Class B since inception return is calculated from 9/30/93.

(5) Lehman Intermediate Government/Corporate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government and U.S. corporations. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Class B since inception return is calculated from 9/30/93.

(6) Lipper Intermediate Investment Grade Debt Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.

(7) Morningstar Intermediate Bond Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.

--------------------------------------------------------------------------------
                          NEW ENGLAND BOND INCOME FUND
--------------------------------------------------------------------------------

[Photo of Cathy Bunting]

Cathy Bunting
Back Bay Advisors, L.P.

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Q. Please tell us about New England Bond Income Fund's performance during 1998.

The Fund continued its record of providing consistently solid results despite investment conditions that favored the safest of financial instruments -- U.S. Treasury securities -- instead of corporate bonds, the Fund's chief investment. For the 12 months ending December 31, 1998, New England Bond Income Fund's Class A shares had a total return of 8.0%. This return includes a $0.03 per share loss in net asset value and reinvested dividend distributions of $0.99 per share.

Q. What was the investment environment, and how did you respond?

Positive economic expectations and the accompanying fear of renewed inflation brought lower bond prices early in the year. The belief that Asia's economic turmoil was largely spent suggested better business conditions for U.S. exporters and possible price increases, a combination that could prompt the Federal Reserve Board to raise interest rates -- always a negative for bonds. (Bond prices and interest rates move in opposite directions.) Later, it became clear that Asia's financial crisis was unlikely to end soon, removing a possible stimulus for U.S. business conditions; bond prices rose and yields fell. However, the renewed confidence of bond investors vanished abruptly when Russia stunned the investment world by failing to repay debt that had come due to several foreign governments -- and consequently the bottom dropped out of most fixed-income markets during the third quarter.

By August, market liquidity -- the willingness of buyers to purchase bonds that were offered for sale -- had dried up across nearly the entire quality spectrum. Concern was widespread that other countries, including Brazil, a linchpin to all South American economies, might follow Russia's lead and fail to make good on their sovereign obligations (government bonds). Worried investors shunned all but the most-respected securities -- those of the U.S. government. This flight to quality left other bond market segments adrift, all but closed off the ability of companies to raise needed cash through the issuance of new bonds and sent the high-yield bond market into a tailspin. Adding to investor anxiety, the well publicized troubles of some large hedge funds raised fears of further deterioration in the credit markets. In August, corporate bonds generally experienced their worst one-month performance ever in a non-recessionary period. Spreads between government and corporate issues -- that is, the difference in their yields -- reached levels historically seen only during recessions.

When a one-quarter percentage point cut in interest rates by the Federal Reserve Board at the end of September failed to bolster market psychology, a second, similar, cut quickly followed, producing the desired impact. The Fed then cut rates a third time, signaling to investors that it was determined not to allow the U.S. economy to slide into an Asia-driven recession. Investors returned to the better-quality corporate sectors, restoring some sense of balance and liquidity to the bond markets. During the last part of 1998, rates increased modestly, as continued low unemployment and other economic indicators showed a still-expanding U.S. economy.

Q. Given this environment, what was your investment strategy during 1998?

In the first half of the year, we reduced exposure to high-yield, lower-grade issues and to securities that might be tainted by global turmoil. We eliminated emerging market debt as well as obligations tied to Asian economies with dubious recovery prospects, and added to positions in domestic utilities -- especially telecommunications and electric companies -- whose fortunes are not tightly tied to the economic cycle. For similar reasons, we increased the Fund's holdings in cable and media issues. Finally, taking a longer-term view, we backed off slightly on U.S. government holdings because of their low yields -- even though (from a short-term perspective) these tend to be issues that hold their value best in an unsettled environment.

Throughout this volatile period in the fixed-income markets, there was a steady flow of new money into the Fund. We used this cash to add to existing positions in our favored sectors -- utilities, telecommunications and cable/media companies -- where prices had been dragged down by market forces unrelated to business fundamentals of individual securities.

At year-end we held some bonds that were below investment grade -- rated below Baa/BBB by Moody's Investor Services, Inc. or Standard & Poor's Ratings Group. In this category, we limit our commitment to issues with the potential for ratings upgrades; if our analysis is correct and upgrades result, these bonds could experience sharp rises in price.

The average credit quality of the bonds in the portfolio was "A" at the end of 1998 -- unchanged from six months ago.

                                          CREDIT QUALITY COMPOSITION -- 12/31/98
--------------------------------------------------------------------------------
                    AAA                                 18.9%
                    AA                                  10.0%
                    A                                   14.6%
                    BBB                                 36.5%
                    BB                                  19.2%
                    B                                    0.8%

                          AVERAGE PORTFOLIO QUALITY: A

Quality is based on ratings provided by Standard & Poor's Ratings Group.

Portfolio holdings and asset allocation will vary.

Q. What were the principal factors affecting performance?

The Fund benefited from our decision to increase holdings in the utilities and cable/media industries, as these issues recovered smartly from their lows earlier in the year. Our commitment to Canadian issues hurt results, however, because of weakness in the Canadian dollar, which fell victim to depressed world commodity prices. Among individual issues, the bonds of Telecommunications, Inc. and of Time Warner rose when they were upgraded by the major ratings services. Holdings in Newscorp, the giant Australian media conglomerate, fell, but we remained invested. By the end of the year, the holdings had recovered some of their decline.

Q. What is your current outlook for the bond market and the Fund?

As 1999 begins, we do not expect a recession in the American economy. Gross Domestic Product should grow modestly this year, perhaps at a slower rate of expansion than last year. We are generally optimistic on interest rates; the slow economic growth we anticipate should give the Federal Reserve Board no cause to raise short-term interest rates. Long-term rates, as measured by the 30-year U.S. Treasury bond, should remain fairly stable trading in the range of year-end rates between 4 3/4% and 5 1/4%. The possibility of meaningful reforms in Brazil and other troubled overseas economies could also ease investor concerns.

In late 1998, there were signs of inventory buildup in many sectors of the economy, suggesting a manufacturing slowdown in the first half of the year and accounting in part for our slow-growth forecast. A small acceleration in GDP growth is possible later in the year, as companies rebuild depleted stockpiles of goods.

We continue to think cautiously about the bond markets because there are still many imponderables overseas. The Fund's duration -- its sensitivity to interest rate changes -- was at around six years at the end of 1998, equivalent to an average maturity of just under ten years. This bullish positioning reflects our view that interest rates will be confined to a narrow range for some time. It also appears to be too early to increase the Fund's exposure to lower-rated bonds. As we begin 1999, we will continue to invest the Fund's cash inflows in existing holdings and sectors as opportunities present themselves. Our emphasis will remain on better-quality U.S. corporate debt, which we believe offers the best combination of yield and price performance for the Fund's shareholders at this time.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes. The Fund may invest in foreign securities, which involve special risks. Investments in lower-rated, higher-yielding bonds may involve greater credit risk. Mortgage-backed securities are subject to the risk that unanticipated prepayments may occur, reducing the value of the securities. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. See the Fund's prospectus for details.

-----------------------------------------------------------------------------------------
                                  PORTFOLIO COMPOSITION
-----------------------------------------------------------------------------------------
Investments as of December 31, 1998

BONDS AND NOTES--98.0% OF TOTAL NET ASSETS

 FACE
 AMOUNT          DESCRIPTION                                                    VALUE (a)
-----------------------------------------------------------------------------------------
                 AEROSPACE--0.4%
$1,200,000       Lockheed Martin Corp., 7.250%, 5/15/2006 .................  $  1,299,168
                                                                             ------------
                 BUSINESS SERVICES--1.2%
 3,500,000       Equifax, Inc., 6.900%, 7/01/2028 .........................     3,635,590
                                                                             ------------
                 CONTAINERS & GLASS--1.6%
 3,500,000       Owens-Illinois, Inc., 7.150%, 5/15/2005 ..................     3,552,955
 1,200,000       Owens-Illinois, Inc., 8.100%, 5/15/2007 ..................     1,288,572
                                                                             ------------
                                                                                4,841,527
                                                                             ------------
                 ELECTRIC UTILITIES--11.5%
 9,905,000       Arizona Public Service Corp., 8.000%, 12/30/2015 .........    11,451,765
 5,000,000       BVPS II Funding Corp., 8.890%, 6/01/2017 .................     5,986,750
 1,700,000       CalEnergy, Inc., 7.630%, 10/15/2007 ......................     1,814,971
 6,000,000       CalEnergy, Inc., 9.500%, 9/15/2006 .......................     6,660,000
 3,838,000       New Mexico Public Service Corp., 10.250%, 10/01/2012 .....     4,582,879
 2,000,000       Ohio Edison Corp., 8.680%, 6/01/2017 .....................     2,318,660
 2,000,000       Public Service Co. of New Mexico, 7.100%, 8/01/2005 ......     2,018,600
                                                                             ------------
                                                                               34,833,625
                                                                             ------------
                 FEDERAL AGENCIES--6.7%
   114,195       Federal Home Loan Mortgage Corp., 9.000%, 5/1/2001 .......       114,955
   492,984       Federal National Mortgage Association, 7.500%, 12/1/2024 .       506,536
 8,166,535       Government National Mortgage Association, 7.000%, with
                   various maturities to 2025 (c) .........................     8,357,877
 8,087,720       Government National Mortgage Association, 7.500%, with
                   various maturities to 2025 (c) .........................     8,343,068
 2,521,320       Government National Mortgage Association, 8.500%, with
                   various maturities to 2023 (c) .........................     2,686,084
   150,323       Government National Mortgage Association, 9.000%, with
                   various maturities to 2016 (c) .........................       161,426
   223,146       Government National Mortgage Association, 11.500%, with
                   various maturities to 2018 (c) .........................       249,484
                                                                             ------------
                                                                               20,419,430
                                                                             ------------
                 FINANCE & BANKING--10.6%
 2,000,000       American General Finance Corp., 5.750%, 11/01/2003 .......     2,008,980
 4,075,000       American General Finance Corp., 8.450%, 10/15/2009 .......     4,876,267
 2,300,000       Associates Corp. of North America, 7.950%, 2/15/2010 .....     2,680,029
 5,750,000       Associates Corp. of North America, 8.550%, 7/15/2009 .....     6,957,213
 5,000,000       BB&T Corp., 6.375%, 6/30/2005 ............................     5,131,750
 6,073,000       NCNB Corp., 9.375%, 9/15/2009 ............................     7,700,139
 2,400,000       Pitney Bowes Credit Corp., 8.550%, 9/15/2009 .............     2,987,688
                                                                             ------------
                                                                               32,342,066
                                                                             ------------
                 FOOD & BEVERAGES--1.5%
 4,600,000       Aramark Services, Inc., 7.000%, 7/15/2006 ................     4,693,058
                                                                             ------------
                 FOREIGN ISSUES--5.9%
17,100,000       Government of Canada, 7.250%, 6/01/2007 (CAD) ............    12,991,973
 7,000,000       Province of British Columbia, 7.750%, 6/16/2003 (CAD) ....     5,070,134
                                                                             ------------
                                                                               18,062,107
                                                                             ------------
                 MEDIA & ENTERTAINMENT--16.5%
10,300,000       Continental Cablevision, Inc., 9.500%, 8/01/2013 .........    12,166,978
 4,500,000       CSC Holdings, Inc., 7.875%, 12/15/2007 ...................     4,758,120
 3,000,000       News America Holdings, Inc., 7.750%, 2/01/2024 ...........     3,252,660
 7,800,000       News America Holdings, Inc., 8.250%, 8/10/2018 ...........     8,866,494
 8,427,000       Tele-Communications, Inc., 9.250%, 1/15/2023 .............     9,595,235
 1,901,000       Tele-Communications, Inc., 9.800%, 2/01/2012 .............     2,538,443
 2,000,000       Time Warner, Inc., 9.125%, 1/15/2013 .....................     2,536,200
 3,000,000       Time Warner, Inc., 9.150%, 2/01/2023 .....................     3,924,810
 2,400,000       USA Networks, Inc., 6.750%, 11/15/2005 ...................     2,401,032
                                                                             ------------
                                                                               50,039,972
                                                                             ------------
                 OIL & GAS--1.1%
 4,000,000       Pioneer Natural Resources Co., 6.500%, 1/15/2008 .........     3,401,760
                                                                             ------------
                 PAPER--1.3%
 1,985,621       Fort Howard Trust, 11.000%, 1/02/2002 ....................     1,985,621
 2,000,000       Pope & Talbot, Inc., 8.375%, 6/01/2013 ...................     1,842,640
                                                                             ------------
                                                                                3,828,261
                                                                             ------------
                 RETAIL--0.2%
   500,000       Safeway, Inc., 6.050%, 11/15/2003 ........................       506,025
                                                                             ------------
                 TELECOMMUNICATION--15.0%
 1,900,000       AT&T Corp., 8.350%, 1/15/2025 ............................     2,172,536
 5,700,000       AT&T Corp., 8.625%, 12/01/2031 ...........................     6,377,673
 2,500,000       GTE Corp., 7.510%, 4/01/2009 .............................     2,863,700
 6,150,000       GTE Corp., 7.900%, 2/01/2027 .............................     6,841,936
 1,055,000       GTE Corp., 9.100%, 6/01/2003 .............................     1,199,873
 2,000,000       GTE South, Inc., 6.125%, 6/15/2007 .......................     2,076,600
 6,000,000       LCI International, Inc., 7.250%, 6/15/2007 ...............     6,178,680
 2,000,000       McLeodUSA, Inc., 8.375%, 3/15/2008 .......................     1,975,000
   500,000       McLeodUSA, Inc., 144A, 9.500%, 11/01/2008 ................       528,750
 3,000,000       Qwest Communications International, Inc., 144A, 7.500%,
                   11/01/2008 .............................................     3,138,750
 5,500,000       Worldcom, Inc., 6.400%, 8/15/2005 ........................     5,703,005
 6,061,000       Worldcom, Inc., 8.875%, 1/15/2006 ........................     6,604,793
                                                                             ------------
                                                                               45,661,296
                                                                             ------------

                 U.S. GOVERNMENT--6.3%
 6,000,000       United States Treasury Notes, 4.750%, 11/15/2008 .........     6,046,680
 9,500,000       United States Treasury Notes, 5.750%, with various
                   maturities to 2003(c) ..................................     9,907,925
 3,000,000       United States Treasury Notes, 8.500%, 11/15/2000 .........     3,206,220
                                                                             ------------
                                                                               19,160,825
                                                                             ------------
                 YANKEE--18.2%
 5,000,000       Abitibi-Consolidated, Inc., 6.950%, 4/01/2008 ............     4,866,800
 3,500,000       Bridas Co., 12.500%, 6/10/2003 ...........................     3,675,000
 3,950,000       Freeport Term Malta plc, 144A, 7.250%, 5/15/2028 .........     4,076,873
 2,000,000       Government of Canada, 5.250%, 11/05/2008 .................     2,012,060
 1,000,000       Gulf Canada Resources, Ltd., 8.350%, 8/01/2006 ...........       997,140
 7,000,000       Hydro Quebec, 8.050%, 7/07/2024 ..........................     8,513,890
 2,000,000       Merita Bank, Ltd., 7.150%, 12/31/1999 ....................     1,965,640
 2,500,000       Merita Bank, Ltd., 7.150%, 12/29/2049 ....................     2,457,050
 3,090,000       Multicanal S.A., 9.250%, 2/01/2002 .......................     2,842,800
 1,250,000       Multicanal S.A., 10.500%, 4/15/2018 ......................     1,062,500
 3,500,000       Pemex Finance, Ltd., 144A, 8.020%, 5/15/2007 .............     3,500,000
 1,500,000       Pemex Petroleos Mexicanos, 8.625%, 12/01/2023 ............     1,147,500
 3,000,000       Petroleos Mexicanos, 144A, 8.625%, 12/01/2023 ............     2,295,000
 2,400,000       Republic of Argentina, 11.000%, 12/04/2005 ...............     2,382,000
     2,400       Republic of Argentina (Warrants) .........................       108,000
 3,100,000       Republic of Colombia, 7.250%, 2/23/2004 ..................     2,642,750
 3,000,000       Republic of Colombia, 7.625%, 2/15/2007 ..................     2,497,500
 5,000,000       Republic of Colombia, 144A, 8.660%, 10/07/2016 ...........     4,418,750
 2,500,000       Smurfit Capital, 6.750%, 11/20/2005 ......................     2,517,450
 1,500,000       YPF Sociedad Anonima, 7.250%, 3/15/2003 ..................     1,410,210
                                                                             ------------
                                                                               55,388,913
                                                                             ------------
                 Total Bonds and Notes (Identified Cost $290,211,238) .....   298,113,623
                                                                             ------------
 SHORT TERM INVESTMENTS--1.8%
-----------------------------------------------------------------------------------------
 1,418,000       Household Finance Corp. 5.000%, 1/04/1999 ................     1,417,409
 4,028,000       Repurchase Agreement with State Street Bank & Trust
                   Company dated 12/31/1998
                 at 4% to be repurchased at $4,029,790 on 1/04/1999
                   collateralized by $3,905,000 U.S. Treasury Note 6.375%
                   due 3/31/2001 valued at $4,111,744 .....................     4,028,000
                                                                             ------------
                 Total Short Term Investments (Identified Cost $5,445,409)      5,445,409
                                                                             ------------
                 Total Investments--99.8% (Identified Cost
                   $295,656,647)(b) .......................................   303,559,032

                 Other assets less liabilities ............................       738,699
                                                                             ------------
                 Total Net Assets--100% ...................................  $304,297,731
                                                                             ============

(a) See Note 1a of Notes to Financial Statements.
(b) Federal Tax Information:
    At December 31, 1998 the net unrealized appreciation on investments based on cost of
    $296,244,673 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .....................  $ 10,121,548
    Aggregate gross unrealized depreciation for all investments in
      which there is an excess of tax cost over value .....................    (2,807,189)
                                                                             ------------
    Net unrealized appreciation ...........................................  $  7,314,359
                                                                             ============
(c) The Fund's investments in Government National Mortgage Association
    Securities and U.S. Treasury Notes, which have the same coupon rate, have been aggregated for the purpose of presentation in the schedule of investments.

144A  Securities exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the year end, the value of these securities amounted to $17,958,123 or 5.9% of net assets.
CAD   Canadian Dollars.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------------------
                              STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------------------
December 31, 1998

ASSETS
  Investments at value (Identified cost $295,656,647) ......                    $303,559,032
  Cash .....................................................                             793
  Receivable for:
    Fund shares sold .......................................                         789,511
    Interest ...............................................                       5,334,322
                                                                                ------------
                                                                                 309,683,658
LIABILITIES
  Payable for:
    Securities purchased ...................................      $4,027,369
    Fund shares redeemed ...................................         750,555
    Dividends declared .....................................         292,353
    Miscellaneous ..........................................           9,000
  Accrued expenses:
    Management fees ........................................         106,192
    Deferred trustees' fees ................................          80,454
    Accounting and administrative ..........................           6,184
    Other expenses .........................................         113,820
                                                                                   5,385,927
                                                                                ------------
NET ASSETS .................................................                    $304,297,731
                                                                                ============
  Net Assets consist of:
    Capital paid in ........................................                    $297,044,356
    Undistributed (overdistributed) net investment income ..                        (344,433)
    Accumulated net realized gains (losses) ................                        (305,433)
    Unrealized appreciation (depreciation) on investments,
      forward contracts and foreign currency ...............                       7,903,241
                                                                                ------------
NET ASSETS .................................................                    $304,297,731
                                                                                ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($221,799,210 divided by 17,938,953 shares of beneficial
   interest) ...............................................                          $12.36
                                                                                      ======
Offering price per share (100/95.50 of $12.36) .............                          $12.94*
                                                                                      ======
Net asset value and offering price of Class B shares
  ($64,240,196 divided by 5,197,012 shares of beneficial
   interest) ...............................................                          $12.36**
                                                                                      ======
Net asset value and offering price of Class C shares
  ($8,969,353 divided by 724,857 shares of beneficial
   interest) ...............................................                          $12.37**
                                                                                      ======
Net asset value, offering and redemption price of
   Class Y shares ($9,288,972 divided by 750,031 shares
   of beneficial interest) .................................                          $12.38
                                                                                      ======
* Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Year Ended December 31, 1998

INVESTMENT INCOME
Interest .............................................              $19,721,056
  Expenses
    Management fees .................................. $1,115,200
    Service fees - Class A ...........................    508,997
    Service and distribution fees - Class B ..........    471,016
    Service and distribution fees - Class C ..........     69,702
    Trustees' fees and expenses ......................     17,151
    Accounting and administrative ....................     60,796
    Custodian ........................................    145,571
    Transfer agent ...................................    480,663
    Audit and tax services ...........................     39,000
    Legal ............................................     12,672
    Printing .........................................     58,173
    Registration .....................................     62,369
    Miscellaneous ....................................     22,097
                                                       ----------
Total expenses .......................................                3,063,407
                                                                    -----------
Net investment income ................................               16,657,649
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
    Investments - net ................................  3,789,789
    Foreign currency transactions - net ..............    (14,209)
                                                       ----------
  Total realized gain (loss) on investments and
    foreign currency transactions ....................  3,775,580
                                                       ----------
  Unrealized appreciation (depreciation) on:
    Investments - net ................................   (341,989)
    Foreign currency transactions - net ..............        821
                                                       ----------

  Total unrealized appreciation (depreciation)
    on investments and foreign currency transactions .   (341,168)
                                                       ----------
Net gain (loss) on investment transactions ...........                3,434,412
                                                                    -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               $20,092,061
                                                                    ===========

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------
                                                                   1997                   1998
FROM OPERATIONS
  Net investment income ...................................     $  14,931,259          $  16,657,649
  Net realized gain (loss) on investments and foreign
    currency transactions .................................         1,857,847              3,775,580
  Unrealized appreciation (depreciation) on investments,
    and foreign currency transactions .....................         6,845,630               (341,168)
                                                                -------------          -------------
  Increase (decrease) in net assets from operations .......        23,634,736             20,092,061
                                                                -------------          -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................       (12,587,595)           (12,764,206)
    Class B ...............................................        (1,970,398)            (2,619,197)
    Class C ...............................................          (182,040)              (386,635)
    Class Y ...............................................          (179,318)              (418,719)
  In excess of net investment income
    Class A ...............................................           (81,688)              (433,807)
    Class B ...............................................           (12,787)               (89,016)
    Class C ...............................................            (1,181)               (13,140)
    Class Y ...............................................            (1,164)               (14,231)
  Net realized gain on investments
    Class A ...............................................        (1,792,523)            (3,058,786)
    Class B ...............................................          (332,330)              (872,515)
    Class C ...............................................           (32,685)              (123,069)
    Class Y ...............................................           (30,605)              (128,785)
  In excess of net realized gain
    Class A ...............................................                 0               (162,071)
    Class B ...............................................                 0                (46,231)
    Class C ...............................................                 0                 (6,521)
    Class Y ...............................................                 0                 (6,824)
                                                                -------------          -------------
                                                                  (17,204,314)           (21,143,753)
                                                                -------------          -------------
Increase (decrease) in net assets derived from capital
  share transactions ......................................         8,958,293             64,849,024
                                                                -------------          -------------
Total increase (decrease) in net assets ...................        15,388,715             63,797,332
NET ASSETS
  Beginning of the year ...................................       225,111,684            240,500,399
                                                                -------------          -------------
  End of the year .........................................     $ 240,500,399          $ 304,297,731
                                                                =============          =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year .........................................     $    (226,364)         $    (344,433)
                                                                =============          =============

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                          CLASS A
                                             ------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              1994           1995           1996           1997          1998
                                             ------         ------         ------         ------         ------
Net Asset Value, Beginning of the
  Year ..............................        $12.18         $10.95         $12.36         $12.05         $12.39
                                             ------         ------         ------         ------         ------
Income From Investment Operations
Net Investment Income ...............          0.72           0.81           0.84           0.83           0.81
Net Realized and Unrealized Gain
  (Loss) on Investments .............         (1.23)          1.40          (0.31)          0.45           0.15
                                             ------         ------         ------         ------         ------
Total From Investment Operations ....         (0.51)          2.21           0.53           1.28           0.96
                                             ------         ------         ------         ------         ------
Less Distributions
Dividends From Net Investment Income          (0.72)         (0.80)         (0.84)         (0.81)         (0.78)
Distributions in excess of Net
  Investment Income .................          0.00           0.00           0.00          (0.01)         (0.03)
Distributions From Net Realized
  Capital Gains .....................          0.00           0.00           0.00          (0.12)         (0.17)
Distributions in excess of net
  realized gains ....................          0.00           0.00           0.00           0.00          (0.01)
                                             ------         ------         ------         ------         ------
Total Distributions .................         (0.72)         (0.80)         (0.84)         (0.94)         (0.99)
                                             ------         ------         ------         ------         ------
Net Asset Value, End of the Year ....        $10.95         $12.36         $12.05         $12.39         $12.36
                                             ======         ======         ======         ======         ======
Total Return (%) (a) ................          (4.2)          20.8            4.6           11.0            8.0
Ratio of Operating Expenses to
  Average Net Assets (%) ............          1.08           1.14           1.05           1.05           1.01
Ratio of Net Investment Income to
  Average Net Assets (%) ............          6.46           6.81           7.00           6.73           6.44
Portfolio Turnover Rate (%) .........            77             81            104             54             65
Net Assets, End of the Year (000) ...      $155,362       $200,285       $189,685       $193,513       $221,799

(a) A sales charge is not reflected in total return calculations.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS -- Continued
-------------------------------------------------------------------------------

                                                                          CLASS B
                                             ------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              1994           1995           1996           1997           1998
                                             ------         ------         ------         ------         ------
Net Asset Value, Beginning of the
  Year ..............................        $12.18         $10.95         $12.36         $12.04         $12.39
                                             ------         ------         ------         ------         ------
Income From Investment Operations
Net Investment Income ...............          0.63           0.72           0.75           0.74           0.71
Net Realized and Unrealized Gain
  (Loss) on Investments .............         (1.23)          1.40          (0.32)          0.46           0.15
                                             ------         ------         ------         ------         ------
Total From Investment Operations ....         (0.60)          2.12           0.43           1.20           0.86
                                             ------         ------         ------         ------         ------
Less Distributions
Dividends From Net Investment Income          (0.63)         (0.71)         (0.75)         (0.72)         (0.69)
Distributions in excess of Net
  Investment Income .................          0.00           0.00           0.00          (0.01)         (0.02)
Distributions From Net Realized
  Capital Gains .....................          0.00           0.00           0.00          (0.12)         (0.17)
Distributions in excess of net
  realized gains ....................          0.00           0.00           0.00           0.00          (0.01)
                                             ------         ------         ------         ------         ------
Total Distributions .................         (0.63)         (0.71)         (0.75)         (0.85)         (0.89)
                                             ------         ------         ------         ------         ------
Net Asset Value, End of the Year ....        $10.95         $12.36         $12.04         $12.39         $12.36
                                             ======         ======         ======         ======         ======
Total Return (%) (a) ................          (4.9)          19.9            3.7           10.3            7.2
Ratio of Operating Expenses to
  Average Net Assets (%) ............          1.83           1.89           1.80           1.80           1.76
Ratio of Net Investment Income to
  Average Net Assets (%) ............          5.71           6.06           6.25           5.98           5.69
Portfolio Turnover Rate (%) .........            77             81            104             54             65
Net Assets, End of the Year (000) ...        $9,435        $23,398        $31,191        $37,559        $64,240

(a) A contingent deferred sales charge is not reflected in total return calculations.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS -- Continued
-------------------------------------------------------------------------------

                                                                             CLASS C
                                                       ----------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------
                                                          1995          1996          1997          1998
                                                       ----------    ----------    ----------    ----------
Net Asset Value, Beginning of the Year .............       $10.95        $12.36        $12.06        $12.40
                                                           ------        ------        ------        ------
Income From Investment Operations
Net Investment Income ..............................         0.56          0.75          0.74          0.71
Net Realized and Unrealized Gain (Loss) on
  Investments ......................................         1.40         (0.30)         0.45          0.15
                                                           ------        ------        ------        ------
Total From Investment Operations ...................         1.96          0.45          1.19          0.86
                                                           ------        ------        ------        ------
Less Distributions
Dividends From Net Investment Income ...............        (0.55)        (0.75)        (0.72)        (0.69)
Distributions in excess of Net Investment Income ...         0.00          0.00         (0.01)        (0.02)
Distributions from Net Realized Capital Gains ......         0.00          0.00         (0.12)        (0.17)
Distributions in excess of Net Realized Gains ......         0.00          0.00          0.00         (0.01)
                                                           ------        ------        ------        ------
Total Distributions ................................        (0.55)        (0.75)        (0.85)        (0.89)
                                                           ------        ------        ------        ------
Net Asset Value, End of the Year ...................       $12.36        $12.06        $12.40        $12.37
                                                           ======        ======        ======        ======
Total Return (%) (a) ...............................         18.1           3.9          10.2           7.2
Ratio of Operating Expenses to Average Net Assets
  (%) ..............................................         1.89          1.80          1.80          1.76
Ratio of Net Investment Income to Average Net Assets
  (%) ..............................................         6.06          6.25          5.98          5.69
Portfolio Turnover Rate (%) ........................           81           104            54            65
Net Assets, End of the Year (000) ..................       $1,009        $2,391        $5,276        $8,969

(a) A contingent deferred sales charge is not reflected in total return calculations.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS -- Continued
-------------------------------------------------------------------------------

                                                                              CLASS Y
                                                           ------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------
                                                            1995          1996          1997          1998
                                                           ------        ------        ------        ------
Net Asset Value, Beginning of the Year .............       $10.95        $12.40        $12.06        $12.41
                                                           ------        ------        ------        ------
Income From Investment Operations
Net Investment Income ..............................         0.80          0.87          0.86          0.84
Net Realized and Unrealized Gain (Loss) on
  Investments ......................................         1.44         (0.34)         0.46          0.15
                                                           ------        ------        ------        ------
Total From Investment Operations ...................         2.24          0.53          1.32          0.99
                                                           ------        ------        ------        ------
Less Distributions
Dividends From Net Investment Income ...............        (0.79)        (0.87)        (0.84)        (0.81)
Distributions in excess of Net Investment Income ...         0.00          0.00         (0.01)        (0.03)
Distributions from Net Realized Capital Gains ......         0.00          0.00         (0.12)        (0.17)
Distributions in excess of Net Realized Gains ......         0.00          0.00          0.00         (0.01)
                                                           ------        ------        ------        ------
Total Distributions ................................        (0.79)        (0.87)        (0.97)        (1.02)
                                                           ------        ------        ------        ------
Net Asset Value, End of the Year ...................       $12.40        $12.06        $12.41        $12.38
                                                           ======        ======        ======        ======
Total Return (%) ...................................         21.0           4.6          11.4           8.2
Ratio of Operating Expenses to Average Net Assets
  (%) ..............................................         0.89          0.80          0.80          0.76
Ratio of Net Investment Income to Average Net Assets
  (%) ..............................................         7.06          7.25          6.98          6.69
Portfolio Turnover Rate (%) ........................           81           104            54            65
Net Assets, End of the Year (000) ..................       $2,241        $1,844        $4,153        $9,289

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1998

1. The Fund is a Series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. The Fund invests primarily in corporate and U.S. Government bonds. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and are subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser under the supervision of the Fund's trustees.

B. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the year. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the year, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, resulting from changes in the exchange rate.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Interest income is decreased by the amortization of acquisition premium on original issue discount securities. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

D. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

F. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES. For the year ended December 31, 1998 purchases and sales of securities (excluding short-term investments) were as follows:

               PURCHASES                                 SALES
------------------------------------------  ------------------------------------
   U.S. GOVERNMENT           OTHER         U.S. GOVERNMENT         OTHER
   ---------------       ------------      ---------------     ------------
     $21,859,180         $213,613,312        $9,284,375        $158,224,713

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management L.P. ("NEFM") at the annual rate of 0.50% of the first $100 million of the Fund's average daily net assets and 0.375% of such assets in excess of $100 million. NEFM pays the Fund's investment subadviser Back Bay Advisors, L.P. ("Back Bay"), at the rate of 0.25% of the first $100 million of the Fund's average daily net assets and 0.1875% of such assets in excess of $100 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), formerly known as New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay under the management agreement in effect during the year ended December 31, 1998 are as follows:

               FEES EARNED
               -----------
               $557,600                         NEFM
                557,600                         Back Bay

The effective management fee for the year ended December 31, 1998 was 0.42%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1998, these expenses amounted to $60,796 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Services Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1998, the Fund paid NEFSCO $349,247 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $5,677 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $508,997 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1998 is $1,919,349.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $117,754 and $17,426 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1998, the Fund paid New England Funds $353,262 and $52,276 in distribution fees under the Class B and Class C Plans respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1998 amounted to $769,053.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

          Annual Retainer                                $1,689
          Meeting Fee                                       152/meeting
          Annual Committee Member Retainer                  253
          Annual Committee Chairman Retainer                169

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                                                 YEAR ENDED                     YEAR ENDED
                                                              DECEMBER 31, 1997              DECEMBER 31, 1998
                                                        ----------------------------    ----------------------------
CLASS A                                                     SHARES         AMOUNT          SHARES          AMOUNT
--------                                                ------------    ------------    ------------    ------------
Shares sold .........................................      2,332,657    $ 28,440,914       4,823,890    $ 60,173,527
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..............        900,965      10,963,713         889,608      11,074,340
  Distributions from net realized gain ..............        131,331       1,609,440         234,050       2,865,135
                                                        ------------    ------------    ------------    ------------
                                                           3,364,953      41,014,067       5,947,548      74,113,002
Shares repurchased ..................................     (3,497,094)    (42,511,441)     (3,622,763)    (45,122,889)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) .............................       (132,141)   $ (1,497,374)      2,324,785    $ 28,990,113
                                                        ------------    ------------    ------------    ------------

                                                                 YEAR ENDED                     YEAR ENDED
                                                              DECEMBER 31, 1997              DECEMBER 31, 1998
                                                        ----------------------------    ----------------------------
CLASS B                                                     SHARES         AMOUNT          SHARES          AMOUNT
--------                                                ------------    ------------    ------------    ------------
Shares sold .........................................        890,923    $ 10,851,138       2,590,136    $ 32,257,877
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..............        132,403       1,611,822         176,613       2,197,414
  Distributions from net realized gain ..............         23,328         285,958          63,252         774,289
                                                        ------------    ------------    ------------    ------------
                                                           1,046,654      12,748,918       2,830,001      35,229,580
Shares repurchased ..................................       (605,028)     (7,342,999)       (664,491)     (8,275,880)
                                                        ------------    ------------    ------------    ------------
Net increase ........................................        441,626    $  5,405,919       2,165,510    $ 26,953,700
                                                        ------------    ------------    ------------    ------------

                                                                 YEAR ENDED                     YEAR ENDED
                                                              DECEMBER 31, 1997              DECEMBER 31, 1998
                                                        ----------------------------    ----------------------------
CLASS C                                                     SHARES         AMOUNT          SHARES          AMOUNT
--------                                                ------------    ------------    ------------    ------------
Shares sold .........................................        294,007    $  3,619,803         409,143    $  5,101,777
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..............         13,081         159,728          28,295         352,497
  Distributions from net realized gain ..............          2,379          29,250           9,255         113,392
                                                        ------------    ------------    ------------    ------------
                                                             309,467       3,808,781         446,693       5,567,666
Shares repurchased ..................................        (82,474)     (1,004,400)       (147,208)     (1,839,368)
                                                        ------------    ------------    ------------    ------------
Net increase ........................................        226,993    $  2,804,381         299,485    $  3,728,298
                                                        ------------    ------------    ------------    ------------

                                                                 YEAR ENDED                     YEAR ENDED
                                                              DECEMBER 31, 1997              DECEMBER 31, 1998
                                                        ----------------------------    ----------------------------
CLASS Y                                                     SHARES         AMOUNT          SHARES          AMOUNT
--------                                                ------------    ------------    ------------    ------------
Shares sold .........................................        242,611    $  2,971,096         481,405    $  5,998,876
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..............         14,616         178,564          30,138         375,690
  Distributions from net realized gain ..............          2,490          30,601          11,060         135,609
                                                        ------------    ------------    ------------    ------------
                                                             259,717       3,180,261         522,603       6,510,175
Shares repurchased ..................................        (78,019)       (934,894)       (107,132)     (1,333,262)
                                                        ------------    ------------    ------------    ------------
Net increase ........................................        181,698    $  2,245,367         415,471    $  5,176,913
                                                        ------------    ------------    ------------    ------------
Increase derived from capital shares transactions ...        718,176    $  8,958,293       5,205,251    $ 64,849,024
                                                        ============    ============    ============    ============

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Trustees of New England Funds Trust I and Shareholders of the NEW ENGLAND BOND INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Bond Income Fund (the "Fund"), a series of New England Funds Trust I, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

-------------------------------------------------------------------------------
                      NEW ENGLAND MUNICIPAL INCOME FUND

                      SUPPLEMENT DATED JANUARY 18, 1999
   TO NEW ENGLAND BOND FUNDS CLASS A, B AND C PROSPECTUS DATED MAY 1, 1998

Effective January 1999, James S. Welch has replaced Nathan R. Wentworth as portfolio manager of New England Municipal Income Fund. Mr. Welch is a Senior Vice President of Back Bay Advisors and has been employed by the firm for over five years. He also serves as the portfolio manager of New England Intermediate Term Tax Free Fund of California, New England Massachusetts Tax Free Income Fund and New England Tax Free Income Fund of New York and as co- portfolio manager of New England Limited Term U.S. Government Fund.

                    NEW ENGLAND GOVERNMENT SECURITIES FUND
                                     AND
                NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND

                    SUPPLEMENT DATED FEBRUARY 12, 1999 TO
      NEW ENGLAND BOND FUNDS CLASS A, B AND C SHARES AND CLASS Y SHARES
                        PROSPECTUSES DATED MAY 1, 1998

The following supplements the third paragraph in the "Fund Management" section of each Prospectus:

Effective immediately, Joel A. Damiani acts as lead portfolio manager and Scott
A. Millimet acts as co-portfolio manager of the Government Securities Fund, and Mr. Millimet acts as lead portfolio manager and Mr. Damiani acts as co-portfolio manager of the Limited Term U.S. Government Fund.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the potfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

-------------------------------------------------------------------------------
                                New England Funds
-------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                             Cash Management Trust
                          Tax Exempt Money Market Trust

                   Tolearn more, and for a free prospectus, contact your
                     financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

  This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

  New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc. (NASD).
     As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at
          800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                              ------------------
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  ---------------------
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